Exhibit 99.2

     Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      I, Joseph W. Pooler, Jr., the Senior Vice President of Finance of Pegasus Media & Communications, Inc., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of Pegasus Media & Communications, Inc. for the quarterly period ended March 31, 2003 (the "March 31, 2003 Form 10-Q"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the March 31, 2003 Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pegasus Media & Communications, Inc.

      A signed original of this written statement required by Section 906 has been provided Pegasus Media & Communications, Inc. and will be retained by Pegasus Media & Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  May 14, 2003

                                     /s/ Joseph W. Pooler, Jr.
                                     -----------------------------------
                                     Joseph W. Pooler, Jr.